Exhibit 99.2



                       TRANSACTION SUPPORT AGREEMENT

         THIS TRANSACTION SUPPORT AGREEMENT (this "Agreement"), dated as of June 15, 2001, by and among Cendant Corporation, a Delaware corporation ("Cendant"), United Air Lines, Inc., a Delaware corporation ("United"), and Covia LLC, a Delaware limited liability company and a wholly owned subsidiary of United (the "Stockholder").

                            W I T N E S S E T H:

         WHEREAS, simultaneously with the execution of this Agreement, Cendant, Galaxy Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Cendant ("Merger Sub"), and Galileo International, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into the Company upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Stockholder is the beneficial owner of, and has the sole right to vote and dispose of, 15,940,000 shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"), and 2 shares of the Company's special preferred stock, par value $.01 per share (the "Special Preferred Stock"); and

         WHEREAS, as an inducement and a condition to its execution and delivery of the Merger Agreement and performance of the obligations set forth therein, including the Merger, Cendant has required that United and the Stockholder enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, respective covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound hereby, agree as follows:

                                 ARTICLE I

                            CERTAIN DEFINITIONS

         Section 1.1 Capitalized Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

         Section 1.2 Other Definitions. For the purposes of this Agreement:

         "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

         "Beneficial Owner" or "Beneficial Ownership" or "Beneficially Owned" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person and all other persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

         "Company Common Stock" shall include all shares of capital stock or other voting securities into which shares of Company Common Stock may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom including any extraordinary distributions of securities which may be declared in respect of the shares of Company Common Stock and entitled to vote in respect of the matters contemplated by
Article II of this Agreement.

         "Owned Shares" means the 15,940,000 shares of Company Common Stock owned by the Stockholder on the date hereof, together with any other shares of Company Common Stock or any other securities of the Company entitled, or which may be entitled, to vote upon any of the matters referred to in
Section 2.1 hereof which may hereafter be owned by the Stockholder.

         "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity, including any governmental entity.

         "Representative" means, with respect to any particular Person, any officer, director, employee, agent, consultant, advisor or other representative of such Person (including legal counsel, accountants, and financial advisors).

         "Restated Certificate of Incorporation" means the Restated Certificate of Incorporation of the Company dated as of July 30, 1997.

         "Stockholders' Agreement" means the Stockholders' Agreement among the Company, the Stockholder, certain other stockholders of the Company and certain related parties of such stockholders, dated as of July 30, 1997, as amended.

         "Transfer" means, with respect to any security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.


                                ARTICLE II

                         VOTING AGREEMENT AND PROXY

         Section 2.1 Agreement to Vote. Upon the terms and subject to the conditions hereof, the Stockholder irrevocably and unconditionally agrees that, until this Agreement is terminated pursuant to Section 5.1 hereof, at any meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, the Stockholder shall vote, or cause to be voted (including by written consent, if applicable) all of its Owned Shares (i) in favor of the adoption of the Merger Agreement, (ii) against any Third Party Acquisition and (iii) against any proposed action by the Company, the Company's stockholders or any other Person the result of which action could prevent or materially delay completion of the Merger. Each of United and the Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Article II.

         Section 2.2 Irrevocable Proxy.

         THE STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS CENDANT AND ANY DESIGNEE OF CENDANT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION) TO VOTE THE OWNED SHARES OF SUCH STOCKHOLDER (INCLUDING BY WRITTEN CONSENT) (I) IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, (II) AGAINST ANY THIRD PARTY ACQUISITION AND (III) AGAINST ANY PROPOSED ACTION BY THE COMPANY, THE COMPANY'S STOCKHOLDERS OR ANY OTHER PERSON THE RESULT OF WHICH ACTION COULD PREVENT OR MATERIALLY DELAY COMPLETION OF THE MERGER. THE STOCKHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. THE STOCKHOLDER HEREBY REVOKES ANY PROXIES PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE STOCKHOLDER'S OWNED SHARES. THE PROXY GRANTED IN THIS SECTION 2.2 SHALL AUTOMATICALLY EXPIRE UPON THE TERMINATION OF THIS AGREEMENT.


                                ARTICLE III

                       REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties of United and the
Stockholder.

         Each of United and the Stockholder, jointly and severally, represents and warrants to Cendant that the following statements are as of the date of this Agreement, and shall be as of the date of the Stockholders Meeting, true and correct:

               (a) United is a corporation duly incorporated and validly existing under the laws of the State of Delaware. The Stockholder is a limited liability company duly formed and validly existing under the laws of the State of Delaware.

               (b) Each of United and the Stockholder has all necessary power and authority to enter into this Agreement and to perform all of its obligations hereunder. Each of United and the Stockholder has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by it.

               (c) This Agreement has been duly and validly executed and delivered by each of United and the Stockholder and constitutes a valid and binding obligation of each of United and the Stockholder enforceable against each of United and the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (d) As of the date of this Agreement, the Stockholder is the record and beneficial owner of 15,940,000 shares of Company Common Stock and 2 shares of Special Preferred Stock (together, the "Galileo Stock") and, except as provided in this Agreement or by applicable law, the Stockholders' Agreement or the Restated Certificate of Incorporation, has full and unrestricted power to dispose of and vote all of the Galileo Stock. The Stockholder has good and valid title to the Galileo Stock, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement or provided in the Stockholders' Agreement or the Restated Certificate of Incorporation. As of the date of this Agreement, the Galileo Stock constitutes all of the capital stock of the Company that is Beneficially Owned by the Stockholder or by United (other than any such capital stock owned by officers of UAL Corporation, a Delaware corporation, or its subsidiaries) and, except for the Galileo Stock, none of United, the Stockholder or any other subsidiary of United Beneficially Owns or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock, Special Preferred Stock or any other capital stock of the Company, or any securities convertible into shares of Company Common Stock, Special Preferred Stock or other capital stock of the Company.

               (e) None of the execution and delivery of this Agreement by United or the Stockholder, the consummation by United or the Stockholder of the transactions contemplated hereby or compliance by United or the Stockholder with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under, any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which United or the Stockholder is a party or by which United or the Stockholder or any of their respective properties or assets (including the Galileo Stock) may be bound or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to United or the Stockholder or any of their respective properties or assets (including the Galileo Stock).

               (f) No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of United or the Stockholder.

               (g) Each of United and the Stockholder understands and acknowledges that Cendant is entering into the Merger Agreement and is incurring the obligations set forth therein in reliance upon the execution and delivery of this Agreement by United and the Stockholder.

         Section 3.2 Representations and Warranties of Cendant.

         Cendant represents and warrants to United and the Stockholder that the following statements are as of the date of this Agreement, and shall be as of the date of the Stockholders Meeting, true and correct:

               (a) Cendant is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

               (b) Cendant has all necessary corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Cendant and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the board of directors of Cendant and no other corporate proceedings on the part of Cendant are necessary to authorize the execution, delivery and performance of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

               (c) This Agreement has been duly and validly executed and delivered by Cendant and constitutes a valid and binding obligation of Cendant enforceable against Cendant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (d) None of the execution and delivery of this Agreement by Cendant, the consummation by Cendant of the transactions contemplated hereby or compliance by Cendant with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under, any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Cendant is a party or by which Cendant or any of its properties or assets may be bound or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Cendant or any of its properties or assets.


                                ARTICLE IV

                        COVENANTS OF THE STOCKHOLDER

         Section 4.1 General. Each of United and the Stockholder (each, a "United Party"), jointly and severally, covenants and agrees with Cendant that, during the period commencing on the date hereof and ending on the date this Agreement is terminated under Article V hereof:

               (a) The Stockholder shall not, directly or indirectly, Transfer to any Person any or all of the Owned Shares or the Special Preferred Stock.

               (b) Such United Party shall promptly notify Cendant in writing upon any representation or warranty of such United Party contained in this Agreement becoming untrue or incorrect in any material respect during the term of this Agreement and, for the purposes of this provision, each representation and warranty shall be deemed to be given at and as of all times during such term (irrespective of any language which suggests that it is only being given as at a particular date).

               (c) Such United Party shall execute and deliver such other documents and instruments and take such further actions as may be necessary in order to ensure that Cendant receives the full benefit of this Agreement.

         Section 4.2 Standstill Obligations. Each of United and the Stockholder, jointly and severally, covenants and agrees with Cendant that, during the period commencing on the date hereof and ending on the date this Agreement is terminated under Article V hereof:

               (a) Such United Party shall not, nor shall such United Party permit any Affiliate of such United Party to, nor shall such United Party act in concert with or permit any such Affiliate to act in concert with any Person to, solicit or participate in any solicitation of proxies with respect to any shares of Company Common Stock, nor shall they seek to advise or influence any Person with respect to the voting of any shares of Company Common Stock, other than to recommend that stockholders of the Company vote in favor of the Merger and the Merger Agreement and otherwise as expressly provided in Article II of this Agreement.

               (b) Such United Party shall not, nor shall such United Party permit any Affiliate of such United Party to, nor shall such United Party act in concert with or permit any such Affiliate to act in concert with any Person to, deposit any shares of Company Common Stock or Special Preferred Stock in a voting trust or subject any shares of Company Common Stock or Special Preferred Stock to any arrangement or agreement with any Person with respect to the voting of such shares of Company Common Stock or Special Preferred Stock, except as provided by Article II of this Agreement.

               (c) Such United Party shall not, nor shall such United Party permit any Affiliate of such United Party to, nor shall such United Party act in concert with or permit any such Affiliate to act in concert with any Person to, otherwise act, alone or in concert with others, to seek control of the management, Board of Directors or policies of the Company, except to the extent such activities arise in connection with discussions and negotiations permitted pursuant to the proviso to subsection 4.2(d) below.

               (d) Such United Party shall not, nor shall such United Party permit any Affiliate of such United Party to, nor shall such United Party act in concert with or permit any such Affiliate to act in concert with any Person, nor shall it permit any Representative of such United Party or any such Affiliate to (i) encourage, invite, initiate or solicit any inquiries relating to or the submission or making of a proposal by any Person with respect to a Third-Party Acquisition or (ii) participate in or encourage, invite, initiate or solicit negotiations or discussions with, or furnish or cause to be furnished any information to, any Person relating to a Third-Party Acquisition; provided, however, that, prior to the Stockholders Meeting, if (x) such United Party, without being in violation of the terms of this Section 4.2, or the Company, without being in violation of Section
5.1 of the Merger Agreement, receives an unsolicited bona fide written proposal from any Person or group with respect to a Third-Party Acquisition which United determines in good faith could reasonably be expected to result in a Superior Proposal, or (y) there is a Superior Proposal which has been made by any Person, then such United Party and its Affiliates and Representatives may, directly or indirectly, furnish information and access to such Person or group pursuant to an appropriate confidentiality agreement and may participate in discussions and negotiations with such Person or group.

               (e) Such United Party shall not request a waiver of any of the terms or provisions hereof in any manner that would require a public disclosure by Cendant, the Company or United.

               (f) Notwithstanding the foregoing provisions of this Section 4.2, Cendant acknowledges that United has two representatives on the Company's Board of Directors and, subject to the terms of the Merger Agreement, such persons may act in their capacities as directors of the Company in accordance with their fiduciary duties to the Company and its stockholders.


                                 ARTICLE V

                                TERMINATION

         Section 5.1 Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time or (ii) the termination of the Merger Agreement or (iii) a Change in the Company Recommendation as a result of a Superior Proposal or (iv) if an amendment, modification or waiver of or with respect to any provision of the Merger Agreement is effected and United reasonably determines in good faith that such amendment, modification or waiver is adverse in a material respect to United, the delivery of a notice by United to Cendant in respect of such determination under this clause (iv) at least five days prior to the Stockholders Meeting to the effect that United and the Stockholder are terminating this Agreement as a result of such amendment, modification or waiver.

         Section 5.2 Effect of Termination. Upon termination of this Agreement, the covenants, representations, warranties, agreements and obligations of the parties shall terminate and become void without further action by any party.


                                 ARTICLE VI

                                  GENERAL

         Section 6.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) on the date of delivery if delivered personally,
(b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone; provided, that any notice received by facsimile or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. All notices hereunder shall be delivered to the parties as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

         if to United and/or the Stockholder:

                  United Air Lines, Inc.
                  1200 East Algonquin Road
                  Elk Grove Township, Illinois  60007
                  Attention:  Senior Vice President, Finance
                  Facsimile No.:  (847) 700-4412

         with a copy to (which shall not constitute notice):

                  Cravath, Swaine & Moore
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, New York  10019
                  Attention:  Scott A. Barshay, Esq.
                  Facsimile No.:  (212) 474-3700

         if to Cendant:

                  Cendant Corporation
                  9 West 57th Street
                  New York, New York  10019
                  Attention:  General Counsel
                  Facsimile No.:  (212) 413-1922

         with a copy to (which shall not constitute notice):

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  One Rodney Square
                  Wilmington, Delaware  19801
                  Attention:  Patricia Moran, Esq.
                  Facsimile No.:     (302) 651-3001

         Section 6.2 No Third-Party Beneficiaries. This Agreement is not intended to confer third-party beneficiary rights upon any Person.

         Section 6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed fully within such State, without giving effect to the principles of conflicts or choice of law thereof or any other jurisdiction.

         Section 6.4 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason under any present or future law, public policy or order, (i) such provision shall be fully severable and (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out to the maximum extent possible, so far as may be valid, legal and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         Section 6.5 Assignment. Except for any assignment by Cendant, in whole or in part, to a direct or indirect subsidiary of Cendant (provided that any such subsidiary agrees in writing to be bound by and liable for all of the terms, conditions and provisions contained herein that would otherwise be applicable to Cendant and provided further that Cendant shall remain liable for all of its duties and obligations hereunder in the event such subsidiary shall fail to perform hereunder), neither this Agreement nor the rights or the obligations of either party hereto are assignable in whole or in part (whether by operation of law or otherwise), without the written consent of the other party and any attempt to do so in contravention of this Section 6.5 shall be void.

         Section 6.6 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         Section 6.7 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented and attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed to also to refer to any amendments thereto and all rules and regulations promulgated thereunder, unless the context requires otherwise.

         Section 6.8 Amendments. This Agreement may not be amended except by written agreement signed by the parties to this Agreement.

         Section 6.9 Fees and Expenses. Except as expressly provided in this Agreement, each of the parties shall be responsible for his or its own fees and expenses (including, without limitation, the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

         Section 6.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, representations and warranties, and discussions, whether oral or written, among the parties hereto, with respect to the subject matter hereof.

         Section 6.11 Time of Essence. Time shall be of the essence in this Agreement.

         Section 6.12 Remedies Cumulative. Except as otherwise herein provided, the rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

         Section 6.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         Section 6.14 Execution. This Agreement may be executed by facsimile signatures by any party and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

         Section 6.15 Jurisdiction. Each of the parties hereto irrevocably agrees that any action, suit, claim or other legal proceeding with respect to this Agreement or in respect of the transactions contemplated hereby brought by any other party hereto or its successors or assigns shall be brought and determined in any state or federal court located in the State of Delaware or any appeals courts thereof (the "Delaware Courts"), and each of the parties hereto irrevocably submits with regard to any such proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Courts. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the Delaware Courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any Delaware Court or from any legal process commenced in any Delaware Court (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that
(i) the proceeding in any Delaware Court is brought in an inconvenient forum, (ii) the venue of such proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by a Delaware Court. Notwithstanding the foregoing, each of the parties hereto agrees that the other party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts in any other court or jurisdiction.

         Section 6.16 United Guarantee. United hereby fully and unconditionally guarantees the full performance and discharge by the Stockholder of its obligations hereunder.


         IN WITNESS WHEREOF, each party hereto has caused this Transaction Support Agreement to be signed as of the date first above written.


                                    CENDANT CORPORATION


                                    By: /s/ Eric J. Bock
                                       ----------------------------
                                       Name:  Eric J. Bock
                                       Title: Senior Vice President, Law
                                              and Corporate Secretary


                                    UNITED AIR LINES, INC.


                                    By: /s/ Rono J. Dutta
                                        ------------------------------
                                        Name:  Rono J. Dutta
                                        Title: President


                                    COVIA, LLC


                                    By: /s/ Frederic F. Brace
                                        ------------------------------
                                        Name:  Frederic F. Brace
                                        Title: Vice President and Treasurer